                                                                   EXHIBIT 10.5

                                                                   CONFIDENTIAL

[*]: CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                      24/7 MEDIA CAMPAIGN INSERTION ORDER

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                            ADVERTISER / AGENCY INFO
------------------------------------------------------------------------------

          /X/  New Advertiser / Agency                           / /  Existing Advertiser / Agency

-------------------------------------------------- ------------------------------------------------------------------
Adv. / Agy. Name:  System Advertising              Client Name:  Travelscape.com
-------------------------------------------------- ------------------------------------------------------------------
24/7 ID # GM085                                       (Below must be completed if invoicing client directly)
-------------------------------------------------- ------------------------------------------------------------------
Street Address 1:  8951 W. Sahara Ave.             Street Address 1:
-------------------------------------------------- ------------------------------------------------------------------
Street Address 2:  Suite 100                       Street Address 2:
-------------------------------------------------- ------------------------------------------------------------------
City / State / Zip:  Las Vegas, NV  89117          City / State / Zip:
-------------------------------------------------- ------------------------------------------------------------------
Contact:  Tim Poster                               Contact:
-------------------------------------------------- ------------------------------------------------------------------
Contact email:  tposter@lvrs.com                   Contact email:
-------------------------------------------------- ------------------------------------------------------------------
Phone:  702-792-3811    Fax:  702-735-4320         Phone:                        Fax:
-------------------------------------------------- ------------------------------------------------------------------

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                              BILLING INFORMATION
------------------------------------------------------------------------------

             Bill To:       /X/  Advertiser / Agency        / /  Client

------------------------------------------------------------------------------
Special Billing Instructions:
----------------------------

Bill to System Advertising.


------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                  BUY DETAILS
------------------------------------------------------------------------------

------------------------------------------------------------------------------
ADVERTISER'S / AGENCY'S ORDER # (I/O #):  MAPQUEST TRAVEL
------------------------------------------------------------------------------

---------------------------------------------------- -----------------------------------------------------------------------
Campaign Flight Dates:  11/15/98 to 11/15/99         Total Campaign Value (Gross)  $[*]
---------------------------------------------------- -----------------------------------------------------------------------
Impressions Ordered:  110,800,000                    Campaign / / IS  /X/ IS NOT  Subject to agency commission
---------------------------------------------------- -----------------------------------------------------------------------

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    IF THIS CAMPAIGN IS NOT SUBJECT TO AGENCY COMMISSION THEN GROSS = NET
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Gross CPM:  $[*]
------------------------------------------------------------------------------

--------------------------------- ---------------------------------- -----------------------------------------------------------
Gross CPC: $                      Est. Click Rate:        %          Est. Click Rate Must Be Provided for CPC Campaigns
--------------------------------- ---------------------------------- -----------------------------------------------------------

---------------------------------------- ----------------------------------------------------------------------------------------
CPT:      and/or % of Sale:     %        / /  Transaction tracked by Imgis    / /   Transactions tracked by Adv.\Agy.\3rd Party*
---------------------------------------- ----------------------------------------------------------------------------------------

------------------------------------------------------------------------------
     *PLEASE LIST PARTIES RESPONSIBLE FOR TRACKING TRANSACTIONS IN SPECIAL
                                INSTRUCTIONS
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Campaign Reference Name:  Travelscape--Mapquest Travel
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                          CREATIVE \ BANNER DETAILS
------------------------------------------------------------------------------

-------------------------------------------- ------------------------------------------------------------------
/X/  Creatives not available at this time    Creatives must be provided no later than:  10/23/98
-------------------------------------------- ------------------------------------------------------------------
Creative Pick-up Site:
---------------------------------------------------------------------------------------------------------------

------------ ------------- ----------------- ------------------ ---------------- -------------- -------------------------------
/X/  GIF     / /  HTML*    / /  Re-Direct    / /  Interstitial* / /  Full Page   / /  Other*    *Web Site Requires Enhanced Tag
------------ ------------- ----------------- ------------------ ---------------- -------------- -------------------------------

------------------------------------------------------------------------------
    BANNERS SPECS--MAX 12K / BUTTON SPECS--MAX 4K (MAX 4 LOOPS CZ&RIDDLER) SUPPORTED BANNER SIZES--ADFORCE-468 X 60 / 234 X 60 / 88 X 31 CZ/RID 468 X 60 /
                               125 X 125 / 88 X 31 )
  *INTERSTITIAL / *HTML / *OTHER--BANNERS REQUIRE A 5 DAY LEAD TIME PRIOR TO
                                   INSERTION
          SEND CREATIVES TO: ACCOUNT EXECUTIVE / SEND FULL PAGE HTML TO:
                               banners@riddler.com
        PLEASE REFER TO THE ORIGINAL ORDER # (I/O) WHEN SENDING CREATIVES
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                        CAMPAIGN TYPE
-----------------------------------------------------------------------------------------------------------

     BUY TYPE:      / / Open Inventory   /X/ Guaranteed Inventory   / / Site Data   / / Sponsorship

-----------------------------------------------------------------------------------------------------------
       OPEN INVENTORY CAMPAIGNS ARE AUTOMATICALLY PRE-EMPTED BY GUARANTEED INVENTORY CAMPAIGNS
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
     DETAILS:
     / / Network Buy            (All network sites)
     / / Key Word Buy           (Please list all key words in the "SPECIAL INSTRUCTIONS" field)
     /X/ Site Specific Buy      (Please list the desired site(s) or content units in the "SPECIAL
                                INSTRUCTIONS" field)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
     / / NETWORK NICHE BUY (select Niches):

     / / NEWS/INFORMATION                    / / TECHNOLOGY               / / BUSINESS/FINANCIAL
     / / ISP/DIRECTORY/COMMUNITY             / / SPORTS                   / / ONLINE MAGAZINES
     / / WOMEN/FAMILY/EDUCATION              / / GAMING                   / / AUTOMOTIVE
     / / TRAVEL/DINING                       / / INTERNATIONAL            / / ENTERTAINMENT
     / / REAL ESTATE
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
     ONLINE DEMOGRAPHICS:                    / / ALL (Default)

     / / Domain          / / Countries       / / Browser             / / Internet Service Provider
     / / SIC             / / Area Code       / / Op. System          / / Time of Day / Days Of Week
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
     PLEASE PROVIDE COMPLETE DETAILS FOR EACH DEMOGRAPHIC SELECTED IN THE "SPECIAL INSTRUCTIONS" FIELD
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
     CONTENT ZONE:  / / Banners       / / Full Page Ads       / / Text Link       / / Button Buy

                                             ZONES:

     / / ALL           / / Arts            / / Auto           / / Business      / / College
     / / Computer      / / Developers      / / Directory      / / Download      / / Entertainment
     / / Free          / / Games           / / Home           / / Kids          / / Misc.
     / / New & Info    / / People & Chat   / / Shopping       / / Travel        / / Sports & Fitness
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
               PLEASE LIST ALL PACKAGE COMPONENTS IN THE "SPECIAL INSTRUCTIONS" FIELD
-----------------------------------------------------------------------------------------------------------

  AUTHORIZED ADVERTISER/AGENCY REP         AUTHORIZED 24/7 MEDIA REP

  Timothy Poster                           Gayle Meyers
  --------------------------------         -------------------------------
  Print Name                               Print Name

  /s / Timothy Poster                      /s/ Gayle Meyers
  --------------------------------         -------------------------------
  Authorized Signature                     Authorized Signature


  8/28/98                                  24/7 Rep ID #GM085
  --------------------------------
  Date

--------------------------------------------------------------------------------
 THIS AGREEMENT IS NOT BINDING UPON SELLER UNTIL ACCEPTED, AFTER SIGNATURE BY AGENCY, BY SELLER (OR ITS AGENT, 24/7 MEDIA, INC.). THIS CONTRACT IS ENTERED INTO ON THE TERMS AND CONDITIONS SET FORTH BY 24/7 MEDIA INC.(REF. ATTACHED).
       PURCHASER ACKNOWLEDGES THAT IT HAS READ THE TERMS AND CONDITIONS
                      AND AGREES TO BE BOUND BY THEM.
--------------------------------------------------------------------------------

              PLEASE FORWARD TO: 24/7 MEDIA TRAFFIC DEPARTMENT

------------------------------------------------------------------------------
                             SPECIAL INSTRUCTIONS
------------------------------------------------------------------------------

Deal Points--

     1. Travelscape has the right to negotiate a renewal or extension of the sponsorship prior to Mapquest entering into negotiation with any other party for this sponsorship.

     2.  The term of the agreement is from 11/1/98 - 10/31/99.

     3. Travelscape and Mapquest may terminate sponsorship on or after 3/31/99 upon 60 day's prior written notice.

     4. Travelscape will pay 24/7 Media Inc., as representative of Mapquest, monthly installments of $[*] per month payable on the commencement date and on each monthly anniversary of the commencement date, totaling $[*].

     5. Travelscape advertising and creative must be submitted 10 days prior to state date.

        GUARANTEED IMPRESSIONS                               QUARTERLY                        ANNUAL
-------------------------------------------------      -----------------------         ------------------
ROS Banners                                                          [*]                              [*]
TravelPlan Banners (468x60)                                          [*]                              [*]
TravelPlan Button (120x60)                                           [*]                              [*]
Sponsorship Ad (73x73)                                               [*]                              [*]
Home Page Spotlight                                                  [*]                              [*]
Newsletter Sponsorship**                                             [*]                              [*]
Print n Go Promotions                                                [*]                              [*]

Total Impressions:                                            27,700,000                      110,800,000
Total Program Cost:                                                 $[*]                             $[*]
Program CPM:                                                        $[*]                             $[*]
Term:                                                  11/1/98 - 1/31/99               11/1/98 - 10/31/99

** 2 Newsletters in 1999 for approximately [*] impressions each.





----------------------------- ----------------------------- --------------------------- -----------------------------
Reporting Package             / /  Network                  / /  Niche                  / /  Site Specific
----------------------------- ----------------------------- --------------------------- -----------------------------

------------------------------------------------------------------------------
Special Reporting Instructions:
------------------------------




------------------------------------------------------------------------------


                                      -3-